UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 16, 2012

HighLight Networks, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-153575	26-1507527
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7325 Oswego Road, Liverpool, NY	13090
(Address of principal executive offices)	(Zip Code)

P.O. Box 3143, Liverpool, NY	13089
(Mailing address)	(Zip Code)

(315) 451-4722

 (Registrant’s telephone number, including area code)

215 South Riverside Drive, Suite 12, Cocoa, Florida 32922

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) and (c)  On May 16, 2012, Alfonso Knoll was appointed by the Board of Directors to serve as a Director. The Board also appointed Mr. Knoll as President of the Company. On May 16, 2012, Joseph C. Passalaqua was appointed by the Board of Directors to serve as a Director. The Board also appointed Mr. Passalaqua as Secretary and Treasurer of the Company.

Alfonso C. Knoll, Director and President of the Company

Alfonso C. Knoll has been President of Terra Silex Holdings, LLC, a private venture capital firm since December 2001. He was acting CEO of Mountain Top Properties, Inc., a company engaged in the business of Real Estate Investment and Management from December 2006 to December 2011. He has been President of Bullfly Trading Company, Inc. since December 2005.  Mr. Knoll was CEO and President  of Endeavor Power Corp., Inc. from November 2010 to May  2011 and Rock Ridge Resources, Inc. since  May 2012. Mr. Knoll is a graduate of Wesley College and has attended Franklin and Marshall College and Widener University School of Law. There are no compensation arrangements or related party transactions.

Joseph C. Passalaqua, Director, Secretary and Treasurer of the Company

Mr. Passalaqua has been the President and a Director of Biolog, Inc. on February 21, 2011.  He was the President, Treasurer and a Director of Hardwired Interactive, Inc. from October 2010 to November 2011.  He was the Secretary and Director of Pegasus Tel, Inc. from July 2010 until March 2011 and January 2012 to March 2012.  He became President and a Director of Plantation Lifecare Developers, Inc. in February 2009. He was the Secretary of Digital Utilities Ventures, Inc. from March 2009 though July 2010Previously, Mr. Passalaqua owned Laqua’s Chevrolet franchise and Laqua’s 481 Pontiac, Buick, GMC Truck Center dealerships until July 2008.  There are no compensation arrangements or any related party transactions.

Resignation of Officers

On May 16, 2012, Anthony E. Lombardo resigned from his positions as President and Director of HighLight Networks, Inc. (the “Company”), effective as of 5:00 PM New York time on May 16, 2012.  His resignation was not the result of any disagreements with the Company on any matter relating to the Company’s operations, policies or practices.  A copy of Mr. Lombardo’s resignation letter is attached hereto as Exhibit 17.1 and incorporated herein in its entirety by reference.

On May 16, 2012, Damion D. Glushko resigned from his positions as Secretary and Director of HighLight Networks, Inc. (the “Company”), effective as of 5:00 PM New York time on May 16, 2012.  His resignation was not the result of any disagreements with the Company on any matter relating to the Company’s operations, policies or practices.  A copy of Mr. Glushko’s resignation letter is attached hereto as Exhibit 17.1 and incorporated herein in its entirety by reference.

Item 9.01 Financial Statement and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
17.1	Resignation letters of Anthony E. Lombardo and Damion D. Glushko as of May 16, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 16, 2012	By:	/s/ Alfonso C. Knoll
	Name:	Alfonso C. Knoll
	Title:	President